                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                          AMENDMENT TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       COMMISSION FILE NUMBER    0-19600

                                   CORE, INC.
               (Exact Name of Registrant as Specified in Charter)


                                AMENDMENT NO. 1


The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (date of earliest event reported: June 25, 1997) as set forth in the pages attached hereto:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, hereto duly authorized.

                                    CORE, INC.



Date: September 2, 1997          By:  /s/ William E. Nixon
                                    -------------------------------
                                 William E. Nixon
                                 Chief Financial Officer, Treasurer
                                 and Executive Vice President (Duly
                                 authorized officer)

                                   CORE, INC.

Item 7 of the Current Report on Form 8-K (date of earliest event reported:
June 25, 1997) of CORE, INC., a Massachusetts corporation, is hereby amended to read in its entirety as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

  (a) Financial Statements of Businesses Acquired.

    Pages F-1 through F-18 contain the audited combined balance sheets of Social Security Disability Consultants Limited Partnership, Disability Services, Inc., DSI-Medicare Consultants Inc., and Diamond Entertainment, Inc. as of December 31, 1996, 1995 and 1994 and the related combined statements of operations, retained earnings, partners' capital and cash flows for the years then ended and the compiled combined balance sheets of Social Security Disability Consultants Limited Partnership, Disability Services, Inc., DSI-Medicare Consultants, Inc., and Diamond Entertainment, Inc. as of June 24, 1997 and June 30, 1996 and the related combined statements of operations, retained earnings, partners' capital and cash flows for the six month periods then ended.

  (b) Pro Forma Financial Information.

    Pages F-19 through F-21 contain the unaudited pro forma combined condensed statements of operations for the twelve months ended December 31, 1996 and the six months ended June 30, 1997.

  (c)  Exhibits.

Exhibit
Number  Description
------  -----------

2.1 Asset Purchase Agreement dated June 14, 1997, by and among CORE, INC., SSDC Corp., Social Security Disability Consultants Limited Partnership, Disability Services, Inc., DSI Medicare Consultants, Inc., R. Gary Dolenga and Phylis M. Dolenga, including Amendment No. 1 to Asset Purchase Agreement, dated June 25, 1997, and Exhibit A - Performance Criteria (excluding other Exhibits and Schedules). Filed as exhibit 2.1 to Registrant's Current Report on Form 8-K, filed July 15, 1997, and incorporated herein by reference.

23.1*  Consent of Correll Porvin Associates, PC

99.1   Option Agrement, dated June 14, 1997, by and between CORE, INC. and
       R. Gary Dolenga. Filed as exhibit 99.1 to Registrant's Current Report on Form 8-K, filed July 15, 1997, and incorporated herein by reference.

99.2   Employment Agreement, dated June 25, 1997, by and between SSDC Corp.
       and R. Gary Dolenga. Filed as exhibit 99.2 to Registrant's Current Report on Form 8-K, filed July 15, 1997, and incorporated herein by reference.


--------------------------------------------------------------------------------
*  filed herewith

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.


Combined Financial Statements

December 31, 1996, 1995 and 1994

TABLE OF CONTENTS                                           PAGE NO.
                                                            --------

FINANCIAL STATEMENTS

     Independent Auditors' Report.......................       F-2


     Combined Balance Sheet.............................       F-3


     Combined Statements of Operations, Retained
      Earnings and Partners' Capital....................       F-5


     Combined Statements of Cash Flows..................       F-6


     Notes to Financial Statements......................       F-8


                         REPORT OF INDEPENDENT AUDITORS


To the Partners and Boards of Directors
SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
DISABILITY SERVICES, INC.
DSI - MEDICARE CONSULTANTS, INC.
DIAMOND ENTERTAINMENT, INC.
Novi, Michigan


We have audited the accompanying combined balance sheets of SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP, DISABILITY SERVICES, INC., DSI - MEDICARE CONSULTANTS, INC. and DIAMOND ENTERTAINMENT, INC. as of December 31, 1996, 1995 and 1994, and the related combined statements of operations, retained earnings and partners' capital and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP, DISABILITY SERVICES, INC., DSI - MEDICARE CONSULTANTS, INC. and DIAMOND ENTERTAINMENT, INC. as of December 31, 1996, 1995 and 1994, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


/s/Correll Porvin Associates, P.C.

Southfield, Michigan
June 19, 1997
 except for Note F,
 as to which the date is
 June 25, 1997

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED BALANCE SHEETS
     YEARS ENDED DECEMBER 31,

ASSETS                                       1996        1995       1994
                                          ----------  ----------  ---------

CURRENT ASSETS

 Cash (restricted 1996 - $75,621,
   1995 - $88,958, 1994 - $74,346)......  $  783,441  $  146,357   $195,333
 Accounts receivable
  (net of allowance of 1996 - $55,000,
  1995 - $42,000, 1994 - $22,000).......   2,237,852   1,179,414    455,829
 Loan Receivable - Others...............      18,420      23,635     10,843
 Federal income taxes refundable........                              1,483
 Prepaid expenses.......................      31,143      22,016     13,785
                                          ----------  ----------   --------

    Total current assets                   3,070,856   1,371,422    677,273


PROPERTY AND EQUIPMENT

 Furniture and equipment................     321,720     423,108    327,913
 Vehicles...............................      76,213     100,129    100,129
                                          ----------  ----------   --------

                                             397,933     523,237    428,042
 Less accumulated depreciation..........     255,299     333,261    279,963
                                          ----------  ----------   --------

    Net property and equipment..........     142,634     189,976    148,079

OTHER ASSETS

  Deposits..............................      20,000      20,000     31,319
                                          ----------  ----------   --------

     TOTAL OTHER ASSETS.................      20,000      20,000     31,319
                                          ----------  ----------   --------

     TOTAL ASSETS.......................  $3,233,490  $1,581,398   $856,671
                                          ==========  ==========   ========

                            See accompanying notes to financial statements.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED BALANCE SHEETS - CONTINUED
     YEARS ENDED DECEMBER 31,


  LIABILITIES AND EQUITY


CURRENT LIABILITIES                            1996         1995          1994
                                           ----------   ----------     --------
  Accounts payable.......................  $   37,884   $   40,532     $ 25,210
  Client deposits........................      72,666       85,810       71,216
  Accrued expenses.......................     176,492       91,849      129,566
  Deferred Federal Income tax............       2,832          544          544
                                           ----------   ----------     --------

     Total current liabilities...........     289,874      218,735      226,536



EQUITY

  Common stock:
   $1 par value
   Authorized shares             3,000
   Issued and outstanding shares 3,000...       3,000        3,000        3,000
  Retained earnings and partners'
   capital...............................   2,940,616    1,359,663      627,135
                                           ----------   ----------     --------


     Total equity........................   2,943,616    1,362,663      630,135
                                           ----------   ----------     --------

     TOTAL LIABILITIES AND EQUITY........  $3,233,490   $1,581,398     $856,671
                                           ==========   ==========     ========

                                See accompanying notes to financial statements.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF OPERATIONS, RETAINED EARNINGS
       AND PARTNERS' CAPITAL
     YEARS ENDED DECEMBER 31

                                                                1996         1995         1994
                                                             ----------   ----------   ----------

Sales (net of client costs of 1996 - $540,749,
  1995 - $412,857, 1994 - $317,937)...................       $8,184,840   $4,683,453   $3,264,591

Operating expenses....................................        5,802,811    3,978,324    3,275,739
                                                             ----------   ----------   ----------
 Income (loss) from operations........................        2,382,029      705,129      (11,148)

Other income (expense):

 Interest income......................................           48,439       16,481       10,327
 Suite rental income..................................            5,504       15,077
 Loss on disposal of assets...........................          (13,063)
 Miscellaneous income.................................            1,457        3,715        7,015
                                                             ----------   ----------   ----------

                                                                 42,337       35,273       17,342
                                                             ----------   ----------   ----------

 Income (loss) before income taxes....................        2,424,366      740,402        6,194

Income taxes (refundable).............................            2,288                    (1,514)
                                                             ----------   ----------   ----------

 NET INCOME...........................................        2,422,078      740,402        7,708

Retained earnings and
 Partners' Capital - Beginning of the year............        1,359,663      627,135      687,696

Less: Withdrawals.....................................         (841,125)     (7,874)      (68,269)
                                                             ----------   ----------   ----------

Retained earnings and
 Partners' Capital - End of the year..................       $2,940,616  $1,359,663    $  627,135
                                                             ==========  ==========    ==========
                                                  See accompanying notes to financial statements.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF CASH FLOWS
     YEARS ENDED DECEMBER 31,

                                                 1996         1995          1994
                                             -----------   -----------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES

  Cash received from clients...............  $ 7,100,258   $ 3,974,462   $ 3,243,587
  Cash paid to suppliers and employees.....   (5,665,327)   (3,955,638)   (3,178,466)
  Interest income received.................       48,439        16,481        10,327
  Income taxes paid........................                                   (1,601)
  Income taxes received....................                      1,483
  Suite rental income......................        5,504        15,077
  Miscellaneous............................        1,457         3,701         7,015
                                             -----------   -----------   -----------
   Net cash provided by operating
     activities............................    1,490,331        55,566        80,862

CASH FLOWS FROM INVESTING ACTIVITIES

  Expenditures for property and equipment..      (17,337)      (95,195)      (37,133)
  Repayments of loans receivable...........        5,215
  Deposits returned (made).................                     11,319        (4,450)
  Loans made...............................                    (12,792)       (3,636)
                                             -----------   -----------   -----------

   Net cash used in investing activities...      (12,122)      (96,668)      (45,219)

CASH FLOWS FROM FINANCING ACTIVITIES

  Partners' withdrawals....................     (841,125)       (7,874)      (68,269)
  Issuance of stock........................                                    1,000
                                             -----------   -----------   -----------
    NET CASH USED IN FINANCING ACTIVITIES..     (841,125)       (7,874)      (67,269)
                                             -----------   -----------   -----------
   NET INCREASE (DECREASE) IN CASH.........      637,084       (48,976)      (31,626)

Cash - Beginning of the period.............      146,357       195,333       226,959
                                             -----------   -----------   -----------

Cash - End of the period...................  $   783,441   $   146,357   $   195,333
                                             ===========   ===========   ===========
                                     See accompanying notes to financial statements.

     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF CASH FLOWS - CONTINUED
     YEARS ENDED DECEMBER 31,



RECONCILIATION OF NET INCOME TO NET CASH
  PROVIDED BY OR USED IN OPERATING ACTIVITIES

                                                       1996         1995       1994
                                                    ----------   ---------   --------

  Net income...................................     $2,422,078   $ 740,402   $  7,708
  Adjustments to reconcile net income to
   net cash provided by operating activities:
     Depreciation..............................         51,616      53,313     44,307
     Deferred income taxes.....................          2,288                    (31)
     Loss on disposal of assets................         13,063
     Other.....................................                        (14)      (282)
     Changes in:
      Accounts receivable......................     (1,058,438)   (723,585)   (24,667)
      Accounts payable.........................         (2,648)     15,322      3,512
      Accrued expenses.........................         84,643     (37,718)    51,191
      Prepaid expenses.........................         (9,127)     (8,231)    (6,455)
      Prepaid income taxes.....................                      1,483     (1,483)
      Client deposits..........................        (13,144)     14,594      8,663
      Income tax payable.......................                                (1,601)
                                                   -----------   ---------   --------

       Total adjustments.......................       (931,747)   (684,836)    73,154
                                                   -----------   ---------   --------
       NET CASH PROVIDED BY
         OPERATING ACTIVITIES..................    $ 1,490,331   $  55,566   $ 80,862
                                                   ===========   =========   ========
                                      See accompanying notes to financial statements.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     NOTES TO FINANCIAL STATEMENTS


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP, DISABILITY SERVICES, INC., DSI - MEDICARE CONSULTANTS, INC. provide loss control services to employers, insurers and administrators for disability claims together with government entitlement advocacy throughout the United States. DIAMOND ENTERTAINMENT, INC. holds a license to rent a luxury suite at an entertainment and sports arena.

      The following summary of significant accounting policies is presented to assist in understanding the financial statements.

      1.  PRINCIPLES OF COMBINATION

          The accompanying combined financial statements include the accounts of SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP, DISABILITY SERVICES, INC., DSI - MEDICARE CONSULTANTS, INC. and DIAMOND ENTERTAINMENT, INC. All significant intercompany balances and transactions have been eliminated in combining.

      2.  REVENUE RECOGNITION

          The Companies recognize revenue on contracts as services are performed, which is generally when they are billed.

      3.  DEPRECIATION

          Property and equipment are stated at cost and are being depreciated using the straight-line method applied over the estimated useful lives of the respective assets.

      4.  CASH EQUIVALENTS

          For purposes of the statement of cash flows, the Companies consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     NOTES TO FINANCIAL STATEMENTS


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

      5.  INCOME TAXES

          SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP'S earnings and losses are included in the tax returns of its partners. DISABILITY SERVICES, INC. and DSI - MEDICARE CONSULTANTS, INC. have elected S Corporation status with earnings and losses included in the personal income tax returns of the shareholder and taxed depending on his personal tax strategies.

      6.  ESTIMATES

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE B - FINANCIAL INSTRUMENTS

      The Companies' cash, accounts receivable, and accounts payable are financial instruments.

      Cash held for investment at December 31, 1996, 1995, and 1994 of $812,055, $135,265, and $254, 213 is not guaranteed by Federal deposit insurance. Other bank balances did not exceed the $100,000 Federal deposit guarantee.

NOTE C - INCOME TAXES

      DIAMOND ENTERTAINMENT, INC. files a Federal income tax return which results in the following components of deferred and current income tax:

Provision for income taxes:

                        1996      1995      1994
                       ------    ------    ------

      Current          $         $        ($1,483)
      Deferred          2,258                 (31)
                       ------    -----    -------

      Total            $2,258    $        ($1,514)
                       ======    =====    =======


     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     NOTES TO FINANCIAL STATEMENTS

NOTE C- INCOME TAXES (CONTINUED)

     The deferred tax liabilities for each year results from the use of accelerated methods of depreciation and use of the cash basis method of reporting for tax purposes.

NOTE D - OPERATING LEASES AND OTHER COMMITMENTS

     The Companies leases its office facility under an operating lease which expires August 31, 1998. The agreement requires monthly payments of $11,530 through August 31, 1997, increasing to $12,221 for the final 12 months, plus an annual cost escalation adjustment for insurance, taxes and other costs.

     The Companies also lease equipment under an operating lease at $147 per month through November, 1999.

     One of the Company's is a licensee of a luxury suite at an entertainment and sports arena. The license requires quarterly payments of $15,000, increasing to $15,625 through July 31, 1998.

     Future minimum rentals under these agreements are as follows:

                 1997                     $204,130
                 1998                      130,779
                 1999                        1,612
                                          --------

                 Total minimum rentals    $336,521
                                          ========

     Total rent and licensing expense amounted to $193,957, $183,795, and $175,940 for 1996, 1995, and 1994, respectively.

NOTE E - RETIREMENT PLAN

     The Companies maintain a deferred compensation saving plan under Section 401 (k) of the Internal Revenue Code. Employees covered by the plan are permitted to save for retirement a portion of their gross compensation without such amounts being subject to Federal or State income tax withholding. It is the Companies' policy to contribute 2.5% of the employee's contribution. The Companies' contribution to the plan amounted to $3,181, $2,610, and $2,293 for 1996, 1995 and 1994, respectively.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     NOTES TO FINANCIAL STATEMENTS

NOTE F - SUBSEQUENT EVENT

     Subsequent to December 31, 1996, the Companies entered into negotiations to sell its business to a publicly-held corporation. These negotiations have ultimately resulted in an understanding of agreement where the Companies would sell selected assets including property and equipment and goodwill for $6,500,000. The sales price would be payable with $5,000,000 at closing and the balance due of $1,500,000 payable quarterly during the first year and an additional $920,000 payable quarterly based on performance during the first two years . The sale was completed on June 25, 1997.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.


Combined Financial Statements

June 24, 1997 and June 30, 1996


TABLE OF CONTENTS                                           PAGE NO.
                                                            --------

FINANCIAL STATEMENTS

     Accountants' Compilation Report..................        F-13


     Combined Balance Sheets..........................        F-14


     Combined Statements of Operations, Retained
      Earnings and Partners' Capital..................        F-16


     Combined Statements of Cash Flows................        F-17

                         ACCOUNTANTS COMPILATION REPORT


To the Partners and Boards of Directors
SOCIAL SECURITY DISABILITY CONSULTANTS, Limited Partnership
DISABILITY SERVICES, INC.
DSI - MEDICARE CONSULTANTS, INC.
DIAMOND ENTERTAINMENT, INC.
Novi, Michigan


We have compiled the accompanying combined balance sheets of SOCIAL SECURITY DISABILITY CONSULTANTS, Limited Partnership, DISABILITY SERVICES, INC., DSI - MEDICARE CONSULTANTS, INC., and DIAMOND ENTERTAINMENT, INC. as of June 24, 1997 and June 30, 1996, and the related combined statements of operations and retained earnings, partners' capital and cash flows for the period January 1 through June 24, 1997 and the six months ended June 30, 1996, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations and cash flows. Accordingly, these financial statements are not designed for those who are not informed about such matters.



/s/Correll Porvin Associates, P.C.

Southfield, Michigan
August 5, 1997

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED BALANCE SHEETS - UNAUDITED
     JUNE 24, 1997 AND JUNE 30, 1996

     ASSETS


CURRENT ASSETS                                      JUNE 24,      JUNE 30,
                                                      1997          1996
                                                    --------      --------
 Cash (restricted: 1997 - $43,017;
  1996 - $64,048)................................  $2,670,428     1,527,053
 Accounts receivable
  (net of allowance of: 1997 - $40,000;
  1996 - $39,000)................................   1,539,677     1,251,212
 Loan receivable - Other.........................      19,859        20,733
 Prepaid expenses................................      25,731        16,723
                                                   ----------    ----------

   Total current assets..........................   4,255,695     2,815,721


PROPERTY AND EQUIPMENT

 Furniture and equipment.........................     328,822       314,996
 Vehicles........................................      76,213        76,213
                                                   ----------    ----------

                                                      405,035       391,209
 Less accumulated depreciation...................     277,882       228,752
                                                   ----------    ----------

   Net property and equipment....................     127,153       162,457

OTHER ASSETS

  Deposits.......................................      20,000        20,000
                                                   ----------    ----------

     TOTAL OTHER ASSETS..........................      20,000        20,000
                                                   ----------    ----------

     TOTAL ASSETS................................  $4,402,848    $2,998,178
                                                   ==========    ==========

                                       See accountants' compilation report.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

LIABILITIES AND EQUITY


CURRENT LIABILITIES                                JUNE 24,        JUNE 30,
                                                     1997           1996
                                                   --------        --------
 Accounts payable.............................   $   95,692          60,372
 Accrued expenses.............................      234,343         188,242
 Deferred Federal income tax..................        2,832             544
 Client deposits..............................       41,756          62,525
                                                 ----------      ----------

  Total current liabilities...................      374,623         311,683


  Common stock:
   $1 par value
   Authorized shares              3,000
   Issued and outstanding shares  3,000.......        3,000           3,000
  Retained earnings and partners' capital.....    4,025,225       2,683,495
                                                 ----------      ----------

     Total equity.............................    4,028,225       2,686,495
                                                 ----------      ----------

     TOTAL LIABILITIES AND EQUITY.............   $4,402,848      $2,998,178
                                                 ==========      ==========

                                       See accountants' compilation report.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF OPERATIONS, RETAINED EARNINGS
       AND PARTNERS' CAPITAL - UNAUDITED


                                                   For the period       For the six
                                                  January 1 through     months ended
                                                   June 24, 1997        June 30,1996
                                                  -----------------     ------------
Sales............................................     3,392,938         $4,074,269

Operating expenses...............................     1,972,584          2,754,965
                                                     ----------        -----------
 Income from operations..........................     1,420,354          1,319,304
Other income:
 Loss on disposal of assets......................                          (11,878)
 Interest income.................................        69,712             14,777
 Suite rental income.............................                              877
 Miscellaneous income............................           743                752
                                                     ----------        -----------
                                                         70,455              4,528
                                                     ----------        -----------
 Income before income taxes and
  extraordinary item.............................     1,490,809          1,323,832
Income taxes.....................................
                                                     ----------        -----------
 Income before extraordinary item................     1,490,809          1,323,832
EXTRAORDINARY ITEM - Settlement income
 on contract with customer (no applicable
 income taxes)...................................     1,348,650
                                                     ----------        -----------
NET INCOME.......................................     2,839,459          1,323,832
RETAINED EARNINGS AND PARTNERS' CAPITAL -
  Beginning of the year..........................     2,940,616          1,359,663

Less: Withdrawals................................    (1,754,850)
                                                     ----------        -----------
RETAINED EARNINGS AND PARTNERS' CAPITAL -
  End of the period..............................    $4,025,225        $ 2,683,495
                                                     ==========        ===========
                                              See accountants' compilation report.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF CASH FLOWS - UNAUDITED

CASH FLOWS FROM OPERATING ACTIVITIES

                                                   For the period        For the six
                                                  January 1 through      months ended
                                                   June 24, 1997         June 30,1996
                                                  -----------------      ------------
  Cash received from customers................        5,408,853          $ 3,979,186
  Cash paid to suppliers and employees........       (1,827,718)          (2,608,486)
  Interest income received....................           69,712               14,777
  Suite rental income.........................                                   877
  Miscellaneous...............................              743                  752
                                                    -----------          -----------

   Net cash provided by operating activities          3,651,590            1,387,106

CASH FLOWS FROM INVESTING ACTIVITIES

  Repayment of loans receivable (loans made)..           (1,439)               2,902
  Expenditures for property and equipment.....           (8,314)              (9,312)
                                                    -----------          -----------

   Net cash used in investing activities......           (9,753)              (6,410)

CASH FLOWS FROM FINANCING ACTIVITIES
  Partners' withdrawal........................       (1,754,850)
                                                    -----------          -----------

   NET CASH USED IN FINANCING ACTIVITIES......       (1,754,850)
                                                    -----------          -----------

   NET INCREASE IN CASH.......................        1,886,987            1,380,696

Cash - Beginning of the period................          783,441              146,357
                                                    -----------          -----------

Cash - End of the period......................      $ 2,670,428          $ 1,527,053
                                                    ===========          ===========

                                                See accountants' compilation report.

     SOCIAL SECURITY DISABILITY CONSULTANTS, LIMITED PARTNERSHIP
     DISABILITY SERVICES, INC.
     DSI - MEDICARE CONSULTANTS, INC.
     DIAMOND ENTERTAINMENT, INC.

     COMBINED STATEMENTS OF CASH FLOWS - CONTINUED

RECONCILIATION OF NET INCOME TO NET CASH

 PROVIDED BY OR USED IN OPERATING ACTIVITIES

                                                                     For the period        For the six
                                                                   January 1 through      months ended
                                                                     June 24, 1997        June 30,1996
                                                                   -----------------      ------------
  Net income...................................................        2,839,459           $1,323,832
  Adjustments to reconcile net income to net cash provided by or used in operating activities:
     Depreciation..............................................           23,795               24,953
     Loss on disposal of assets................................                                11,878
     Changes in:
      Accounts receivable......................................          698,175              (71,798)
      Accounts payable.........................................           57,808               19,840
      Accrued expenses.........................................           57,851               96,393
      Prepaid expenses.........................................            5,412                5,293
      Client deposits..........................................          (30,910)             (23,285)
                                                                      ----------           ----------
       Total adjustments.......................................          812,131               63,274
                                                                      ----------           ----------

       NET CASH PROVIDED BY OPERATING ACTIVITIES...............       $3,651,590           $1,387,106
                                                                      ==========           ==========

                                                                 See accountants' compilation report.

            PRO FORMA COMBINED CONDENSED FINANCIAL DATA (UNAUDITED)

          On June 25, 1997, CORE, INC. ("CORE" or the "Company") completed the acquisition of Social Security Disability Consultants Limited Partnership and Disability Services, Inc. (collectively referred to as "SSDC"), a Michigan based company which specializes in social security disability advocacy and Medicare coordination of benefits services. The Company acquired certain assets of SSDC for approximately $6,500,000 in cash, additional performance related payments of up to $920,000 and 300,000 stock options. The Company has accounted for this acquisition as a purchase.

          The unaudited pro forma combined condensed financial data set forth below are based on the consolidated results of operations of the Company as filed with the Securities and Exchange Commission and the results of operations of SSDC included elsewhere herein. The unaudited pro forma combined condensed statements of operations for the year ended December 31, 1996 and the six months ended June 30, 1997 gives effect to the acquisition of SSDC as if the transaction had occurred on January 1, 1996. The unaudited pro forma combined condensed financial data set forth below do not purport to represent what the Company's results of operations would have been had the transactions described above occurred on the date indicated, or to project the Company's results of operations for any future period or date, nor does it give effect to any matters other than those described in the notes thereto.

                PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                              FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                      PRO FORMA
                                                                    SSDC                AFTER
                                                                 ACQUISITION            SSDC
                                         CORE          SSDC      ADJUSTMENTS         ACQUISITION
                                      -----------   ----------   -----------         -----------

Revenues                              $28,805,590   $8,184,840                       $36,990,430
Cost of services                       17,740,901                  2,713,289   (1a)   20,454,190
                                      ------------------------                       -----------
Gross profit                           11,064,689    8,184,840                        16,536,240

Operating expenses:
     Operating expenses                              5,802,811    (5,802,811)  (1a)
     General and administrative         1,744,386                  2,943,738   (la)    2,489,674
                                                                  (2,198,450)  (1b)
     Sales and marketing                6,284,651                     91,880   (1a)    6,376,531

     Non-recurring write-off of         1,919,871                                      1,919,871
        AmHealth acquisition
     Depreciation and amortization      1,338,122                     51,616   (1a)    1,690,843
                                                                     325,000   (1c)
                                                                     (23,895)  (1d)
                                      ------------------------                       -----------
          Total operating expense      11,287,030    5,802,811                        12,476,919
                                      ------------------------                       -----------

Income (loss) from operations            (222,341)   2,382,029                         4,059,321

Other income (expense):
     Interest and other income            401,878       55,400      (125,000)  (1e)      332,278
     Interest and other expense           (35,512)     (13,063)     (277,000)  (1f)     (325,575)
                                      ------------------------                       -----------
                                          366,366       42,337                             6,703
                                      ------------------------                       -----------
Income before income taxes                144,025    2,424,366                         4,066,024

Provision for income taxes                                             2,288   (1a)      442,288
                                                                     440,000   (1g)
                                      ------------------------                       -----------
Net income                            $   144,025   $2,424,366                       $ 3,623,736
                                      ========================                       ===========
                                      -----------                                    -----------
   Net income per common share              $0.02                                          $0.55
                                      ===========                                    ===========
Weighted average common
     shares and equivalents             6,274,000                    300,000   (2)     6,574,000
                                      ===========                                    ===========

       PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS (UNAUDITED)
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997

                                                                                         PRO FORMA
                                                                       SSDC                AFTER
                                                                    ACQUISITION            SSDC
                                             CORE          SSDC     ADJUSTMENTS         ACQUISITION
                                          -----------   ----------  -----------         -----------
Revenues                                  $17,098,622   $3,392,938                      $20,491,560
Cost of services                           10,690,909               $ 1,420,370   (1a)   12,111,279
                                          ------------------------                      -----------
Gross profit                                6,407,713    3,392,938                        8,380,281

Operating expenses:
     Operating expenses                                  1,972,584   (1,972,584)  (1a)
     General and administrative             3,865,554                   437,163   (1a)    4,302,717
     Sales and marketing                    1,127,281                    86,847   (1a)    1,214,128
     Depreciation and amortization            890,372                    23,795   (1a)    1,068,667
                                                                        162,500   (1c)
                                                                         (8,000)  (1d)
                                          ------------------------                      -----------
Total operating expense                     5,883,207    1,972,584                        6,585,512
                                          ------------------------                      -----------
Income (loss) from operations                 524,506    1,420,354                        1,794,769

Other income (expense):
     Interest and other  income               342,018       69,712     (150,000)  (1e)      261,730
     Suite rental income                                       743                              743
     Interest and other expense               (12,123)                   (4,408)  (1a)      (16,531)
                                          ------------------------                      -----------

                                              329,895       70,455                          245,942
                                          ------------------------                      -----------
Income (loss) before income
     taxes and extraordinary item             854,401    1,490,809                        2,040,711

Income taxes                                   31,000                   193,000   (1g)      224,000
                                          ------------------------                      -----------
Income before extraordinary item              823,401    1,490,809                        1,816,711

Extraordinary item - Settlement
      income on contract with customer                   1,348,650     (147,000)  (1g)    1,201,650
                                          ------------------------                      -----------
Net income (loss)                         $   823,401   $2,839,459                      $ 3,018,361
                                          ========================                      ===========

 Earnings per common share:                                                             -----------
   Income before extraordinary item             $0.11                                         $0.22
                                          ===========                                   ===========
   Net income                                   $0.11                                         $0.37
                                          ===========                                   ===========
Weighted average common shares
  and common share equivalents              7,797,000                   300,000   (2)     8,097,000
                                          ===========                                   ===========

   NOTES TO PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS (UNAUDITED)


(1.)  The SSDC acquisition adjustments consist of the following and represent:

      (a.) The reclassifications of certain of SSDC's expenses to be consistent with CORE's classifications. The reclassifications have no impact on income from operations. Expenses reclassified include salaries and benefits, equipment and facilities rent and result in the reclassification of SSDC's operation expenses to cost of services, general and administrative expenses, sales and marketing, depreciation and amortization expense and income tax expenses.

      (b.) The decrease in general and administrative expenses resulting from a contractual reduction in officer's salary for SSDC under the assumption that the former owner of SSDC became an employee of CORE at the beginning of 1996.

      (c.) The pro forma amortization expense of goodwill, valued at $6,500,000, which is being amortized on a straight-line basis over 20 years.

      (d.) The decrease in depreciation for SSDC assets not acquired in the purchase.

      (e.) The reduction of investment income resulting from the use of short-term investments to reflect the paydown of the proforma adjustment to the companies line of credit to fund the purchase of SSDC.

      (f.) The increase in interest expense resulting from the usage of CORE's line of credit to fund the purchase of SSDC.

      (g.) The increase in income tax provision as a result of the income recognized by SSDC. The pro forma provision for income taxes has been computed assuming the Company's pro forma results of operations had been included in a consolidated federal income tax return.

(2.) Weighted average common equivalent shares as if options issued in connection with the purchase were issued at the beginning of 1996.